[Logo]  M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



                       MFS(R) LIMITED
                       MATURITY FUND
                       ANNUAL REPORT o APRIL 30, 1998



                    NOW TWO MFS(R) IRA CHOICES (see page 28)

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 11
Federal Tax Information ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
Now two MFS(R) IRA choices ................................................ 28
Trustees and Officers ..................................................... 29

-------------------------------------------------------------------------------
   HIGHLIGHTS
-------------------------------------------------------------------------------

   o FOR THE 12 MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 5.97%, CLASS B SHARES 4.98%, CLASS C SHARES 4.94%, AND CLASS I SHARES 5.98%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE CORPORATE BOND MARKET HAD A DIFFICULT TIME IN THE FOURTH QUARTER OF 1997, PARTLY DUE TO THE TURMOIL IN ASIA. THE FUND DID HAVE SOME EXPOSURE TO ASIA, WHICH HURT RETURNS, AS DID OUR GENERAL OVERWEIGHTING IN CORPORATE BONDS.

   o SO FAR IN 1998, HOWEVER, THE FUND IS PERFORMING BETTER AS A MORE NORMAL ENVIRONMENT HAS RETURNED TO THE CORPORATE MARKET, AND THE ADDITIONAL YIELD WE HAVE RECEIVED FROM OUR OVERWEIGHTING IN CORPORATE BONDS HAS HELPED RETURNS.

   o BECAUSE THE ECONOMY IS STILL GROWING, THE FUND IS RELATIVELY OVERWEIGHTED IN THE INVESTMENT-GRADE CORPORATE MARKET, AT ABOUT 60% OF ASSETS, WITH OVERWEIGHTINGS IN THE CABLE AND TELECOMMUNICATIONS AND FINANCIAL SERVICES AREAS.

--------------------------------------------------------------------------------
         NOT FDIC INSURED         MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
     Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

May 14, 1998

--------------------------------------------------------------------------------
   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE
   MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED
   MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO
   MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A
   MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED
   CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.
--------------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

--------------------------

[Photo of James J. Calmas]

--------------------------
    James J. Calmas

For the 12 months ended April 30, 1998, Class A shares of the Fund provided a total return of 5.97%, Class B shares 4.98%, Class C shares 4.94%, and Class I shares 5.98%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 7.88% return for the Merrill Lynch One- to Five-Year Government/Corporate Bond Index (the Merrill Lynch Index), and to a 7.15% return for the Lehman Brothers One-to- Three Year Government/Corporate Bond Index (the Lehman Index), a total return index consisting of all U.S. government agency, Treasury securities, and all investment-grade corporate debt securities with maturities of one to three years. The Fund is replacing the Merrill Lynch Index (a total return index comprised of coupon-bearing U.S. Treasury issues, debt of agencies of the U.S. government, and corporate debt rated "Baa" or higher by Moody's Investors Services) with the Lehman Index because we feel the Lehman Index better reflects the universe in which the Fund invests. The Fund's returns also compare to a 6.67% average return provided by the average short-term investment-grade debt fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. COULD YOU TALK ABOUT SOME THINGS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. The corporate bond market had a very difficult time in the fourth quarter of 1997, partly due to the turmoil in Asia. The Fund did have some exposure to Asia, which hurt returns, as did our general overweighting in corporates. Corporates do add value over time but, unfortunately, this was a period when interest rates on less-liquid securities went up more than interest rates in general, so the securities' prices went down. However, for the first four months of this year, the Fund is doing much better as we have returned to a more normal environment in the corporate market, while the additional yield we have received from our overweighting in corporate bonds has helped our returns. Also, the Fund currently has no exposure to Southeast Asia.

Q.  HOW WOULD YOU DESCRIBE THE OVERALL FIXED-INCOME ENVIRONMENT?

A. It's quite good. We have very low inflation, growth is relatively steady, and commodity prices are low. Continued pressure from Asian imports should keep prices low. However, the rapid rise of asset prices over the past three years, particularly in the stock market and now the real estate market, could be a concern if it prompts the Federal Reserve Board (the
   Fed) to raise interest rates.

Q.  HOW IS THIS VIEW REFLECTED IN THE FUND'S CURRENT ALLOCATIONS?

A. Because the economy is still growing, we're relatively overweighted in the investment-grade corporate market, at about 60% of the Fund's assets. Our big overweightings are in the cable and telecommunications area, a sector in which we think reduced debt levels make securities more attractive. Companies such as Continental Cable and Telecommunications, Inc. have very strong cash flows and a favorable operating environment. The other major corporate sector is financial services, mainly brokerage and consumer finance companies, in which we're seeing attractive yield spreads with companies such as Lehman Brothers. Another major allocation shift is an increase in our holdings of securities backed by credit card receivables, home equity loans, and some commercial real estate. These are all "AAA"- rated securities that trade at "A"-rated spreads, and we're extremely comfortable with them.

Q.  WHAT CAN YOU TELL US ABOUT THE PORTFOLIO'S CURRENT STRATEGY?

A. The strategy is to look for high-quality bonds with good yield and to provide a return greater than that of money market instruments. We've increased some of the Fund's holdings in asset-backed securities, and we will continue to do that when we can find higher-rated bonds offering more favorable yields. The yield curve is very flat, with longer-term yields declining toward short-term yields, so we think the real return will come from adding yield.

Q. HOW DO CHANGES IN THE LONGER-TERM PART OF THE FIXED-INCOME MARKET, SUCH AS WITH THE 30-YEAR TREASURY BOND, AFFECT THE LIMITED-MATURITY SEGMENT?

A. The longer-term end of the market reflects a series of short-term expectations, so the long term can be looked at as a forecast of what might happen in the short term. Generally speaking, if investors feel the Fed is going to raise rates, short-term rates will move more than longer-term rates because the Fed has more of an impact on the short end of the yield curve. This is one of the reasons we think we're in a benign interest-rate environment, because the yield curve is very flat.

Q. WHAT ABOUT THE PORTFOLIO'S DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES?

A. The duration is just about two years, which is only slightly longer than that of the average short-term investment-grade fund as tracked by Lipper. As I mentioned, given our strategy of looking for additional yield, we think this is a better position for the Fund, one that reflects our view that we are in a period of stability for short-term interest rates.

Q. YOU HAVE ABOUT 60% OF THE PORTFOLIO INVESTED IN SECURITIES RATED "BBB," THE LOWEST OF THE INVESTMENT-GRADE CATEGORIES. HOW DOES THIS REFLECT YOUR OUTLOOK?

A. It's a reflection of our current search for yield. When we can buy bonds that we think have attractive yield spreads and can move up in quality, we do.

Q.  WHAT DO YOU SEE AS THE BIGGEST RISK TO THE FUND IN THE NEXT SEVERAL
    MONTHS?

A. The biggest risk is if the economy becomes stronger than we predicted. Also, if the Asian economy rebounds much more quickly than we expected, the Fed may become concerned about inflation and raise interest rates. On the other hand, if the stock market does take a dip, for whatever reason, that could spark a big rally in bond rates.

Q. WHAT DO YOU SEE FOR THE FIXED-INCOME ENVIRONMENT GOING FORWARD, AND HOW MIGHT THIS IMPACT THE PORTFOLIO?

A. We see a steady scenario in which growth continues in the United States, inflation is constrained, the world economy continues to open up, and productivity continues to increase. These are all long-term trends that should allow interest rates to stay at current levels, or even go down farther in the future. Interest rates in the United States are among the highest of the developed countries. Also, once we see a reduction in the oversupply of corporate issues, corporate yield spreads should narrow. So we're going to continue to have large corporate exposure.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   NOTE TO SHAREHOLDERS: EFFECTIVE JANUARY 1, 1998, THE FUND IS BEING MANAGED BY JAMES J. CALMAS, WHO SUCCEEDS GEOFFREY L. KURINSKY.

   JAMES J. CALMAS IS A VICE PRESIDENT -- INVESTMENTS IN THE FIXED INCOME DEPARTMENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND IS PORTFOLIO MANAGER OF MFS(R) LIMITED MATURITY FUND AND MFS(R) MERIDIAN(SM) LIMITED MATURITY FUND.

   MR. CALMAS JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991 AND VICE PRESIDENT IN 1993.

   MR. CALMAS IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                         TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND
                         ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: FEBRUARY 26, 1992

  CLASS INCEPTION:       CLASS A  FEBRUARY 26, 1992
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JULY 1, 1994
                         CLASS I  JANUARY 2, 1997

  SIZE:                  $156.2 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Limited Maturity Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 2.50% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in the different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from March 1, 1992, through April 30, 1998)

                        Merrill Lynch         Lehman Brothers
      MFS Limited     One- to Five-Year      One- to Three-Year
     Maturity Fund   Government/Corporate  Government/Corporate  Consumer Price
        Class A           Bond Index            Bond Index          Index U.S.
      ----------          ----------             -------            ----------
3/92   $ 9,747             $10,000               $10,000             $10,000
4/93    10,732              11,130                10,910              10,390
4/94    10,905              11,280                11,110              10,640
4/95    11,569              11,970                11,750              10,960
4/96    12,436              12,859                12,560              11,270
4/98    13,948              14,736                14,291              11,724

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +5.97%       +6.43%       +5.38%         +5.97%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 +3.32%       +5.54%       +4.85%         +5.54%
-----------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +4.98%       +5.49%       +4.53%         +5.31%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 +1.02%       +4.60%       +4.19%         +5.31%
-----------------------------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +4.94%       +5.49%       +4.68%         +5.40%
-----------------------------------------------------------------------------------------------------------
SEC Results                                                 +3.95%       +5.49%       +4.68%         +5.40%
-----------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 +5.98%       +6.45%       +5.39%         +5.99%
-----------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                                                  10 Years/
                                                            1 Year      3 Years      5 Years          Life*
-----------------------------------------------------------------------------------------------------------
Average short-term investment-grade
  debt fund+                                                +6.67%       +6.38%       +5.24%         +6.22%
-----------------------------------------------------------------------------------------------------------
Merrill Lynch One- to Five-Year Government/
  Corporate Bond index++                                    +7.88%       +7.18%       +5.77%         +6.53%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers One- to Three-Year
  Government/Corporate Bond Index+                          +7.15%       +6.75%       +5.55%         +5.96%
-----------------------------------------------------------------------------------------------------------
Consumer Price Index++**                                    +1.44%       +2.27%       +2.45%         +2.67%
-----------------------------------------------------------------------------------------------------------
*  For the period from the commencement of the Fund's investment operations, February 26, 1992, through
   April 30, 1998.
 + Source: Lipper Analytical Services, Inc.
++ Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

QUALITY RATINGS

               "BBB"                                60.5%
               "AAA"                                19.2%
               Governments                          10.6%
               "A"                                   7.1%
               "BB"                                  2.6%

   FEDERAL TAX INFORMATION

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

PORTFOLIO OF INVESTMENTS -- April 30, 1998

Bonds - 94.9%
--------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
ISSUER                                       (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 87.2%
  Banks and Credit Companies - 17.3%
    ADVANTA Corp., 6.574s, 2000                   $ 3,780           $  3,621,580
    Contifinancial Corp., 7.5s, 2002                4,576              4,554,264
    Lehman Brothers Holdings, Inc., 7.375s, 2007    5,000              5,265,900
    MBNA Corp., 6.963s, 2002##                      3,000              3,045,630
    Providian National Bank, 6.7s, 2003             3,800              3,829,688
    United Cos. Financial Corp., 7s, 1998           3,750              3,750,600
    United Cos. Financial Corp., 9.35s, 1999        2,870              2,919,192
                                                                    ------------
                                                                    $ 26,986,854
--------------------------------------------------------------------------------
  Consumer Goods and Services - 3.6%
    Fingerhut Cos., Inc., 7.375s, 1999            $ 5,500           $  5,583,655
--------------------------------------------------------------------------------
  Corporate Asset Backed - 17.6%
    Aames Mortgage Trust, 6.75s, 2021             $ 3,889           $  3,913,306
    Banamex Credit Card Merchant Voucher,
      6.25s, 2003##                                 7,800              7,797,563
    Charming Shoppes Master Trust, 7s, 1999         4,019              4,047,856
    Green Tree Financial Corp., 6.04s, 2029         4,106              4,095,735
    Merrill Lynch Mortgage Investors, Inc.,
      9.7s, 2010                                       22                 22,020
    Merrill Lynch Mortgage Investors, Inc.,
      9.75s, 2010                                      46                 46,386
    Merrill Lynch Mortgage Investors, Inc.,
      8.3s, 2011                                       22                 22,136
    Merrill Lynch Mortgage Investors, Inc.,
      10s, 2011                                        15                 14,716
    Merrill Lynch Mortgage Investors, Inc.,
      8.173s, 2022                                  1,289              1,292,216
    Merrill Lynch Mortgage Investors, Inc.,
      6.31s, 2026                                   3,115              3,128,849
    Nomura Depositor Trust, 5.905s, 2034##          3,166              3,163,026
                                                                    ------------
                                                                    $ 27,543,809
--------------------------------------------------------------------------------
  Government National Mortgage Association - 5.2%
    GNMA, 7.5s, 2007 - 2011                       $ 7,495           $  7,742,793
    GNMA, 12.5s, 2011                                 333                390,598
                                                                    ------------
                                                                    $  8,133,391
--------------------------------------------------------------------------------
  Industrial - 3.8%
    Amerco Backed Assets, 6.65%s, 1999##          $ 5,850           $  5,861,583
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.4%
    Columbia/HCA Healthcare Corp., 6.5s, 1999     $ 2,342           $  2,313,428
    Hospital Corp. of America, 0s, 1999             1,628              1,495,448
                                                                    ------------
                                                                    $  3,808,876
--------------------------------------------------------------------------------
  Oils - 3.0%
    Lasmo USA, Inc., 7.125s, 2003                 $ 4,550           $  4,643,844
--------------------------------------------------------------------------------
  Telecommunications and Cable - 16.2%
    Continental Cablevision, Inc., 11s, 2007      $10,535           $ 11,578,702
    Tele-Communications, Inc., 10.125s, 2001        7,045              7,732,944
    WorldCom, Inc., 8.875s, 2006                    5,550              6,049,334
                                                                    ------------
                                                                    $ 25,360,980
--------------------------------------------------------------------------------
  U.S. Federal Agencies - 4.2%
    Federal Home Loan Mortgage Corp.,
      6.288s, 2027                                $ 6,532           $  6,585,052
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.5%
    U.S. Treasury Notes, 9.125s, 1999             $ 2,074           $  2,146,922
    U.S. Treasury Notes, 6.25s, 2001                2,765              2,815,986
    U.S. Treasury Notes, 5.75s, 2002                2,000              2,005,000
                                                                    ------------
                                                                    $  6,967,908
--------------------------------------------------------------------------------
  Utilities - Electric - 9.4%
    Edison Mission Energy Funding Corp.,
      6.77s, 2003##                               $ 2,329           $  2,356,502
    Gulf States Utilities Co., 8.21s, 2002          6,000              6,199,500
    Long Island Lighting Co., 9.625s, 2024          2,500              2,515,800
    Salton Sea Funding Corp., 6.69s, 2000           1,075              1,078,885
    Salton Sea Funding Corp., 7.02s, 2000           2,523              2,544,150
                                                                    ------------
                                                                    $ 14,694,837
--------------------------------------------------------------------------------
Total U.S. Bonds                                                    $136,170,789
--------------------------------------------------------------------------------
Foreign Bonds - 7.7%
  Chile - 2.1%
    Empresa Electric Guacolda S.A., 7.6s, 2001##  $ 3,305           $  3,323,111
--------------------------------------------------------------------------------
  China - 1.1%
    Hero Asian BVI Ltd., 9.11s, 2001##            $ 1,695           $  1,768,667
--------------------------------------------------------------------------------
  Colombia - 2.0%
    Republic of Colombia, 8.75s, 1999             $ 3,000           $  3,078,750
--------------------------------------------------------------------------------
  Supra-National - 2.5%
    Corporacion Andina De Fomento, 7.1s, 2003     $ 3,800           $  3,848,260
--------------------------------------------------------------------------------
Total Foreign Bonds                                                 $ 12,018,788
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $148,383,387)                         $148,189,577
--------------------------------------------------------------------------------

Repurchase Agreement - 3.0%
--------------------------------------------------------------------------------
  Goldman Sachs, dated 4/30/98, due 5/01/98, total
    to be received $396,568,688 (secured by
    various U.S. Treasury and Federal Agency
    obligations in a jointly traded account),
    at Cost                                       $ 4,673           $  4,673,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $153,056,387)                   $152,862,577

Other Assets, Less Liabilities - 2.1%                                  3,304,838
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $156,167,415
--------------------------------------------------------------------------------

## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
APRIL 30, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $153,056,387)       $152,862,577
  Cash                                                                 228
  Receivable for Fund shares sold                                1,820,533
  Interest receivable                                            2,394,521
  Other assets                                                       1,327
                                                              ------------
    Total assets                                              $157,079,186
                                                              ------------
Liabilities:
  Distributions payable                                       $    246,633
  Payable for Fund shares reacquired                               475,659
  Payable to affiliates -
    Management fee                                                   1,686
    Shareholder servicing agent fee                                    474
    Distribution and service fee                                    60,246
    Administrative fee                                                  63
  Accrued expenses and other liabilities                           127,010
                                                              ------------
      Total liabilities                                       $    911,771
                                                              ------------
Net assets                                                    $156,167,415
                                                              ============
Net assets consist of:
  Paid-in capital                                             $164,397,169
  Unrealized depreciation on investments                          (193,810)
  Accumulated net realized loss on investments                  (7,354,273)
  Accumulated distributions in excess of net investment
    income                                                        (681,671)
                                                              ------------
      Total                                                   $156,167,415
                                                              ============
Shares of beneficial interest outstanding                      22,362,542
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $95,341,645 / 13,644,385 shares of
     beneficial interest outstanding)                            $6.99
                                                                 =====
  Offering price per share (100 / 97.5)                          $7.17
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $39,228,656 / 5,628,455 shares of
     beneficial interest outstanding)                            $6.97
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $20,131,452 / 2,879,683 shares of
     beneficial interest outstanding)                            $6.99
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,465,662 / 210,019 shares of
     beneficial interest outstanding)                            $6.98
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
Net investment income:

  Interest income                                                   $11,855,482
                                                                    -----------
  Expenses -
    Management fee                                                  $   628,100
    Trustees' compensation                                               20,818
    Shareholder servicing agent fee                                     195,360
    Distribution and service fee (Class A)                              142,807
    Distribution and service fee (Class B)                              374,751
    Distribution and service fee (Class C)                              209,344
    Administrative fee                                                   22,192
    Custodian fee                                                        27,784
    Printing                                                             46,141
    Postage                                                              22,945
    Auditing fees                                                        32,199
    Legal fees                                                            3,009
    Miscellaneous                                                       124,174
                                                                    -----------
      Total expenses                                                $ 1,849,624
    Fees paid indirectly                                                (21,121)
    Reimbursement of expenses to investment adviser                      53,595
                                                                    -----------
      Net expenses                                                  $ 1,882,098
                                                                    -----------
        Net investment income                                       $ 9,973,384
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -

    Investment transactions                                         $  (940,954)
    Futures contracts                                                (1,432,003)
                                                                    -----------
      Net realized loss on investments                              $(2,372,957)
                                                                    -----------
  Change in unrealized appreciation on investments                  $   710,434
                                                                    -----------
      Net realized and unrealized loss on investments               $(1,662,523)
                                                                    -----------
        Increase in net assets from operations                      $ 8,310,861
                                                                    ===========
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     1998                         1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  9,973,384                 $  9,200,518
  Net realized loss on investments                                 (2,372,957)                    (771,679)
  Net unrealized gain (loss) on invesments                            710,434                     (542,752)
                                                                 ------------                 ------------
    Increase in net assets from operations                       $  8,310,861                 $  7,886,087
                                                                 ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (6,198,763)                $ (6,384,077)
  From net investment income (Class B)                             (2,228,639)                  (1,840,820)
  From net investment income (Class C)                             (1,187,764)                    (942,712)
  From net investment income (Class I)                               (130,641)                     (32,909)
  In excess of net investment income (Class A)                         --                         (295,355)
  In excess of net investment income (Class B)                         --                          (85,164)
  In excess of net investment income (Class C)                         --                          (43,614)
  In excess of net investment income (Class I)                         --                           (1,523)
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $ (9,745,807)                $ (9,626,174)
                                                                 ------------                 ------------
Net increase in net assets from Fund share transactions          $ 10,052,470                 $ 10,762,755
                                                                 ------------                 ------------
      Total increase in net assets                               $  8,617,524                 $  9,022,668
Net assets:
  At beginning of period                                          147,549,891                  138,527,223
                                                                 ------------                 ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $681,671 and $821,120,
    respectively)                                                $156,167,415                 $147,549,891
                                                                 ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                    1998          1997          1996         1995           1994        1993        1992*
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 7.04        $ 7.12        $ 7.10       $ 7.14         $ 7.46      $ 7.29       $ 7.31
                                      ------        ------        ------       ------         ------      ------       ------
Income from investment operations# -
  Net investment income(S)            $ 0.48        $ 0.47        $ 0.48       $ 0.46         $ 0.44      $ 0.48       $ 0.08
  Net realized and unrealized
    gain (loss) on investments         (0.07)        (0.06)         0.03        (0.04)         (0.32)       0.17(S)(S)  (0.02)(S)(S)
                                      ------        ------        ------       ------         ------      ------       ------
    Total from investment
      operations                      $ 0.41        $ 0.41        $ 0.51       $ 0.42         $ 0.12      $ 0.65       $ 0.06
                                      ------        ------        ------       ------         ------      ------       ------
Less distributions declared to
  shareholders(++) -
  From net investment income          $(0.46)       $(0.47)       $(0.48)      $(0.46)        $(0.42)     $(0.48)      $(0.08)
  In excess of net investment
    income                              --           (0.02)        (0.01)        --            (0.02)       --           --
                                      ------        ------        ------       ------         ------      ------       ------
    Total distributions declared
      to shareholders                 $(0.46)       $(0.49)       $(0.49)      $(0.46)        $(0.44)     $(0.48)      $(0.08)
                                      ------        ------        ------       ------         ------      ------       ------
Net asset value - end of period       $ 6.99        $ 7.04        $ 7.12       $ 7.10         $ 7.14      $ 7.46       $ 7.29
                                      ======        ======        ======       ======         ======      ======       ======
Total return(+)                        5.97%         5.83%         7.50%        6.09%          1.61%       9.17%        4.98%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                           0.89%         0.94%         0.95%        0.95%          0.85%       0.60%        0.55%+
  Net investment income                6.70%         6.57%         6.73%        6.54%          5.99%       6.40%        6.22%+
Portfolio turnover                      288%          489%          385%         498%           861%        472%          72%
Net assets at end of period
  (000 omitted)                      $95,342       $91,887       $98,582      $85,773       $100,297     $67,470       $4,924

     * For the period from the commencement of the Fund's investment operations, February 26, 1992, through April 30, 1992.
     + Annualized.
     # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  (++) For the year ended April 30, 1993, the per share distribution from net realized gain on investments was $0.0021.
   (S) The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

       Net investment income          $ 0.48        $ 0.47        $ 0.48       $ 0.46         $ 0.42      $ 0.43       $ 0.07
       Ratios (to average net assets):
         Expenses##                    0.87%         0.89%         0.91%        0.97%          1.07%       1.29%        1.44%+
         Net investment income         6.72%         6.62%         6.77%        6.52%          5.77%       5.70%        5.33%+

(S)(S) The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  1998             1997            1996            1995            1994**
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 7.03           $ 7.11          $ 7.10          $ 7.14            $ 7.50
                                                    ------           ------          ------          ------            ------
Income from investment operations# -
 Net investment income(S)                           $ 0.41           $ 0.41          $ 0.42          $ 0.41            $ 0.21
 Net realized and unrealized gain (loss) on
   investments                                       (0.07)           (0.05)           0.03           (0.05)            (0.33)
                                                    ------           ------          ------          ------            ------
    Total from investment operations                $ 0.34           $ 0.36          $ 0.45          $ 0.36            $(0.12)
                                                    ------           ------          ------          ------            ------
Less distributions declared to shareholders -
  From net investment income                        $(0.40)          $(0.42)         $(0.42)         $(0.40)           $(0.23)
  In excess of net investment income                  --              (0.02)          (0.02)           --               (0.01)
                                                    ------           ------          ------          ------            ------
    Total distributions declared to
      shareholders                                  $(0.40)          $(0.44)         $(0.44)         $(0.40)           $(0.24)
                                                    ------           ------          ------          ------            ------
Net asset value - end of period                     $ 6.97           $ 7.03          $ 7.11          $ 7.10            $ 7.14
                                                    ======           ======          ======          ======            ======
Total return                                         4.98%            4.99%           6.52%           5.20%           (1.69)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                         1.70%            1.78%           1.75%           1.81%             1.74%+
  Net investment income                              5.80%            5.75%           5.90%           5.73%             4.90%+
Portfolio turnover                                    288%             489%            385%            498%              861%
Net assets at end of period (000 omitted)          $39,229          $34,875         $26,464         $17,334           $12,072

 ** For the period from the inception of Class B, September 7, 1993, through April 30, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to April 30, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the
    Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                         $ 0.41           $ 0.41          $ 0.42          $ 0.41            $ 0.20
      Ratios (to average net assets):
        Expenses##                                   1.68%            1.77%           1.77%           1.82%             1.96%+
        Net investment income                        5.82%            5.76%           5.88%           5.72%             4.68%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                       1998                  1997                1996             1995***
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 7.05                $ 7.13              $ 7.11              $ 7.08
                                                         ------                ------              ------              ------
Income from investment operations# -
  Net investment income(S)                               $ 0.41                $ 0.41              $ 0.41              $ 0.37
  Net realized and unrealized gain (loss) on
    investments                                           (0.07)                (0.06)               0.04               (0.01)
                                                         ------                ------              ------              ------
    Total from investment operations                     $ 0.34                $ 0.35              $ 0.45              $ 0.36
                                                         ------                ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                             $(0.40)               $(0.41)             $(0.41)             $(0.33)
  In excess of net investment income                       --                   (0.02)              (0.02)               --
                                                         ------                ------              ------              ------
      Total distributions declared to shareholders       $(0.40)               $(0.43)             $(0.43)             $(0.33)
                                                         ------                ------              ------              ------
Net asset value - end of period                          $ 6.99                $ 7.05              $ 7.13              $ 7.11
                                                         ======                ======              ======              ======
Total return                                              4.94%                 5.08%               6.44%               5.25%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                              1.74%                 1.80%               1.80%               1.85%+
  Net investment income                                   5.76%                 5.80%               5.76%               6.01%+
Portfolio turnover                                         288%                  489%                385%                498%
Net assets at end of period (000 omitted)               $20,131               $18,862             $13,842              $4,450

*** For the period from the inception of Class C, July 1, 1994, through April 30, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the
    Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.41                $ 0.41              $ 0.41              $ 0.37
    Ratios (to average net assets):
      Expenses##                                          1.72%                 1.81%               1.75%               1.88%+
      Net investment income                               5.78%                 5.80%               5.81%               5.98%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                          1998              1997****
--------------------------------------------------------------------------------------------------------
                                                                           CLASS I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $ 7.04                $ 7.08
                                                                            ------                ------
Income from investment operations# -
  Net investment income(S)                                                  $ 0.48                $ 0.15
  Net realized and unrealized loss on investments                            (0.07)                (0.03)
                                                                            ------                ------
    Total from investment operations                                        $ 0.41                $ 0.12
                                                                            ------                ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.47)               $(0.15)
  In excess of net investment income                                          --                   (0.01)
                                                                            ------                ------
    Total distributions declared to shareholders                            $(0.47)               $(0.16)
                                                                            ------                ------
Net asset value - end of period                                             $ 6.98                $ 7.04
                                                                            ======                ======
Total return                                                                 5.98%                 1.72%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 0.74%                 1.17%+
  Net investment income                                                      6.75%                 8.68%+
Portfolio turnover                                                            288%                  489%
Net assets at end of period (000 omitted)                                   $1,466                $1,925

**** For the period from the inception of Class I, January 2, 1997, through April 30, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser did not impose a portion of its management fee for the periods indicated.
     Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average daily net assets. If these fees had been incurred by the Fund, and/or actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                                  $ 0.49                $ 0.15
     Ratios (to average net assets):
       Expenses##                                                            0.72%                 1.17%+
       Net investment income                                                 6.77%                 8.68%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 1998, $88,128 was reclassified from distributions in excess of net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

At April 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $5,601,702 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($3,619,464), April 30, 2005 ($1,432,459), and April 30,
2006, ($549,779).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets. The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 1998, the Fund has reimbursed MFS for all expenses paid by MFS under the reimbursement agreement and the agreement has been terminated.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,178 for the year ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $44,250 for the year ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,500 for the year ended April 30, 1998. Fees incurred under the distribution plan during the year ended April 30, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,384 and $1,421 for Class B and Class C shares, respectively, for the year ended April 30, 1998. Fees incurred under the distribution plan during the year ended April 30, 1998, were 0.96% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1998, were $9,603, $92,222, and $21,936 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                     $288,030,968        $295,873,155
                                               ------------        ------------
Investments (non-U.S. government securities)   $148,778,106        $136,254,562
                                               ------------        ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $153,166,244
                                                                 ------------
Gross unrealized appreciation                                    $    745,655
Gross unrealized depreciation                                      (1,049,322)
                                                                 ------------
    Net unrealized depreciation                                  $   (303,667)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED APRIL 30, 1998                  YEAR ENDED APRIL 30, 1997
                                     -------------------------------            -------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                           63,435,881       $ 445,921,523             18,594,948       $ 131,842,272
Shares issued to shareholders
  in reinvestment of
  distributions                          632,833           4,458,800                679,953           4,817,456
Transfer to Class I                     --                 --                      (208,928)         (1,608,228)
Shares reacquired                    (63,470,826)       (446,086,457)           (19,861,941)       (140,565,252)
                                     -----------       -------------            -----------       -------------
    Net increase (decrease)              597,888       $   4,293,866               (795,968)      $  (5,513,752)
                                     ===========       =============            ===========       =============

Class B Shares
                                           YEAR ENDED APRIL 30, 1998                  YEAR ENDED APRIL 30, 1997
                                     -------------------------------            -------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            4,477,191       $  31,495,141              4,460,355       $  31,584,299
Shares issued to shareholders
  in reinvestment of
  distributions                          209,931           1,476,294                179,795           1,272,096
Shares reacquired                     (4,017,485)        (28,243,968)            (3,401,650)        (24,063,061)
                                     -----------       -------------            -----------       -------------
    Net increase                         669,637       $   4,727,467              1,238,500       $   8,793,334
                                     ===========       =============            ===========       =============

Class C Shares
                                           YEAR ENDED APRIL 30, 1998                  YEAR ENDED APRIL 30, 1997
                                     -------------------------------            -------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                            2,081,330       $  14,705,683              1,857,379       $  13,187,162
Shares issued to shareholders
  in reinvestment of
  distributions                          116,955             825,247                107,096             759,821
Shares reacquired                     (1,992,536)        (14,059,660)            (1,182,437)         (8,400,483)
                                     -----------       -------------            -----------       -------------
    Net increase                         205,749       $   1,471,270                782,038       $   5,546,500
                                     ===========       =============            ===========       =============

Class I Shares
                                           YEAR ENDED APRIL 30, 1998                PERIOD ENDED APRIL 30, 1997*
                                     -------------------------------            -------------------------------
                                          SHARES              AMOUNT                 SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              128,478       $     910,579                152,170       $     949,580
Shares issued to shareholders
  in reinvestment of
  distributions                           18,451             130,116                  4,893              34,499
Transfer from Class A                        --                  --                 208,928           1,608,228
Shares reacquired                       (210,244)         (1,480,828)               (92,657)           (655,634)
                                     -----------       -------------            -----------       -------------
    Net increase (decrease)              (63,315)      $    (440,133)               273,334       $   1,936,673
                                     ===========       =============            ===========       =============

* For the period from the inception of Class I, January 2, 1997, through April 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1998, was $872.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments includes futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1998, the Fund had no open futures contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1998 and 1997, and the financial highlights for each of the years in the seven-year period ended April 30, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Fund at April 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 5, 1998

MFS(R) Limited Maturity Fund

Trustees                                             Custodian
Richard B. Bailey* - Private Investor;               State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                            Auditors
                                                     Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                     Investor Information
J. Atwood Ives - Chairman and Chief Executive        For MFS stock and bond market outlooks,
Officer, Eastern Enterprises                         call toll free: 1-800-637-4458 anytime from
                                                     a touch-tone telephone.
Lawrence T. Perera - Partner, Hemenway &
Barnes                                               For information on MFS mutual funds, call your
                                                     financial adviser or, for an information kit,
William J. Poorvu - Adjunct Professor, Harvard       call toll free: 1-800-637-2929 any business
University Graduate School of Business               day from 9 a.m. to 5 p.m. Eastern time (or
Administration                                       leave a message anytime).

Charles W.Schmidt - Private Investor                 Investor Service
                                                     MFSService Center, Inc.
Arnold D. Scott* - Senior Executive Vice             P.O. Box 2281
President, Director, and Secretary, MFS              Boston, MA 02107-9906
Investment Management
                                                     For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief Executive       1-800-225-2606 any business day from
Officer, and Director, MFS Investment                8 a.m. to 8 p.m. Eastern time.
Management
                                                     For service to speech- or hearing-impaired,
Elaine R. Smith - Independent Consultant             call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time. (To
David B. Stone - Chairman, North American            use this service, your phone must be equipped
Management Corp. (investment advisers)               with a Telecommunications Device for the
                                                     Deaf.)
Investment Adviser
Massachusetts Financial Services Company             For share prices, account balances, and
500 Boylston Street                                  exchanges, call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                                (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
Distributor
MFS Fund Distributors, Inc.                          World Wide Web
500 Boylston Street                                  www.mfs.com
Boston, MA 02116-3741

Portfolio Manager
James J. Calmas*                                                     For the fourth year in a row,
                                                                     MFS earned a #1 ranking in the
Treasurer                                            [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
W. Thomas London*                                                    Survey, Main Office Operations
                                                                     Service Quality Category. The
Assistant Treasurers                                 firm achieved a 3.42 overall score on a
Mark E. Bradley*                                     scale of 1 to 4 in the 1997 survey. A total
Ellen Moynihan*                                      of 111 firms responded, offering input on
James O. Yost*                                       the quality of service they received from 29
                                                     mutual fund companies nationwide. The survey
Secretary                                            contained questions about service quality in
Stephen E. Cavan*                                    11 categories, including "knowledge of
                                                     operations contact," "keeping you informed,"
Assistant Secretary                                  and "ease of doing business" with the firm.
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                               -----------------
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                                                                      Paid
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INVESTMENT MANAGEMENT                                          -----------------
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